SUPPLEMENT DATED MAY 1, 2008

TO PROSPECTUS DATED MAY 1, 2003

TRANSAMERICA ELITE®

Issued through
Separate Account VUL-3 of Transamerica Life Insurance Company
(formerly, Transamerica Occidental Life Separate Account VUL-3)
By
Transamerica Life Insurance Company
(formerly, Transamerica Occidental Life Insurance Company)

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Direct electronic, telephonic and facsimile transactions to the
Administrative Office:

(727) 299-1800 or 1-800-851-9777

Facsimile 1-737-299-1620/1-727-299-1648 (interfund transactions only)

Direct Claims Forms to the Administrative Office at:

P.O. Box 9008
Clearwater, FL 33758-9008

Direct all payments made by check, and all other correspondence and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

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Range of Expenses for the Portfolios

1, 2

     The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.42%	1.13%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.42%	1.13%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (each such portfolio an "Acquired Fund"). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each “fund of funds” and the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses of the underlying funds for the Transamerica Series Trust asset allocation portfolios.See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 2 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2010.

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Transamerica Money Market VP Portfolio

Please add the following footnote to the portfolio listing contained in your prospectus:

There can be no assurance that the Transamerica Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the WRL Transamerica Money Market VP subaccount may become extremely low and possibly negative.

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Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your accumulation value, but also on our ability to meet the guarantees under your Policy.

Assets in the Separate Account. You assume all of the investment risk for your accumulation value that is allocated to the sub-accounts of the separate account. Your accumulation value in those sub-accounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account. See “The Fixed Account.” The general account is not segregated or insulated from the claims of Transamerica’s creditors.
Policy owners look to the financial strength of the insurance company for its insurance guarantees. More specifically, any guarantees under the Policy that exceed your accumulation value are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of accumulation value are subject to (i) our financial strength and claims-paying ability and (ii) the risk that we may not be able to cover, or may default on, our obligations under those guarantees.
The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policy owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we may hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and accumulation value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.
We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI). The SAI is available at no charge by writing to our administrative office – Transamerica Life Insurance Company, 570 Carillon Parkway, St. Petersburg, Florida 33716 - or by calling us at (800) 851-9777. In addition, the SAI is available on the SEC’s website at http://www.sec.gov .

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Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we require that the following transaction requests include a Medallion signature guarantee:

•	all requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more;
•	any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's account; and
•	any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's account. Please note: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	national and state banks;
•	savings banks and savings and loan associations;
•	securities brokers and dealers; and
•	credit unions.

        The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

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Sending Forms and Written Requests in Good Order

We cannot process your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate). "Good order" means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone or facsimile, or electronically, as appropriate), along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

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Retained Asset Accounts

"When a death benefit is paid in a lump sum and is $15,000 or greater, your beneficiary may elect to have the death benefit deposited into an interest-bearing account, called the Assurance Plus Account with the Northern Trust Company.  We will send the beneficiary a "checkbook," and the beneficiary will have access to the account simply by writing a "draft" for all or part of the amount of the death benefit.  Upon receipt of the "draft" by the bank, the bank will draw down the amount you requested from our general account. The Assurance Plus Account is part of our general account.  It is not a bank account, and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors. We do not guarantee to credit a minimum interest rate on amounts left in the Assurance Plus Account. We may make a profit on all amounts left in the Assurance Plus Account.  (The Assurance Plus Account is not available in all states.)

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Loan Requests:

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620

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Illustrations:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon. In addition, current hypothetical illustrations for the new portfolios are not included in the Appendix.

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For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern time or visit our website at: www.westernreserve.com . TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") (formerly NASD) describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2003 PRODUCT PROSPECTUS